SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)           April 30, 1999
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                             LINENS 'N THINGS, INC.
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               (Exact Name of Registrant as Specified in Charter)



         Delaware                     1-12381               22-3463939
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(State or Other Jurisdiction          (Commission          (I.R.S. Employer
  of Incorporation)                   File Number)          Identification No.)




6 Brighton Road, Clifton, New Jersey                                 07015
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(Address of Principal Executive Offices)                            (Zip Code)




Registrant's telephone number, including area code           (973) 778-1300
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Inapplicable
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(Former Name or Former Address, if Changed Since Last Report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.    Other Events.

         Certificate of Amendment.


         Linens 'n Things, Inc. (the "Company") executed a Certificate of Amendment of the Amended and Restated Certificate of Incorporation of the Company on April 21, 1999 (the "Certificate of Amendment"), increasing the number of authorized shares of Common Stock of the Company, par value $0.01 per share, from 60,000,000 to 135,000,000. The Certificate of Amendment was filed with the Secretary of State of Delaware on April 30, 1999.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.


         Exhibit 3.4 Certificate of Amendment of the Amended and Restated Certificate of Incorporation of Linens 'n Things, Inc., dated April 21, 1999 and filed with the Secretary of State of Delaware on April 30, 1999.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                LINENS 'N THINGS, INC.


                                               WILLIAM T. GILES
Dated:   May 5, 1999                  By:  _______________________________
                                               William T. Giles
                                               Chief Financial Officer

                                  EXHIBIT INDEX



         Exhibit 3.4 Certificate of Amendment of the Amended and Restated Certificate of Incorporation of Linens 'n Things, Inc., dated April 21, 1999 and filed with the Secretary of State of Delaware on April 30, 1999.